MUNIYIELD
NEW YORK
INSURED
FUND II, INC.


[FUND LOGO]
STRATEGIC
Performance


Semi-Annual Report
April 30, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The
Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield New York
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                            #16350 -- 4/97



MuniYield New York Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the six months ended April 30, 1997, the Common Stock of MuniYield
New York Insured Fund II, Inc. earned $0.414 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.84%, based on a month-end per share net asset value of $14.32. Over the same period, the total investment return on the Fund's Common Stock was +1.62%, based on a change in per share net asset value from $14.53 to $14.32, and assuming reinvestment of $0.408 per share income dividends.

The average yields for the Fund's Auction Market Preferred Stock for the six months ended April 30, 1997 were as follows: Series A, 3.37%; Series
B, 3.35%; and Series C, 4.04%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-
January 1997, municipal bond yields rose to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February.
Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 19907 would continue, and that the increase in short-term interest rates by the Federal
Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April.
Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance.
During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three-month period ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade
County, Florida water and sewer revenue bonds, $450 million in Puerto
Rico Electric Authority issues and $930 million in Port Authority of New
York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years.
Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
For the six-month period ended April 30, 1997, we focused on sustaining an appealing level of tax-exempt income while seeking to achieve an above-average total return for the Fund. We entered the April period optimistic that interest rates would decline because of the seemingly attractive level of interest rates and the tight technical market in municipal bonds. To take advantage of this scenario, we extended the portfolio's duration and lowered cash reserves to a minimal level. From
November 1996 to the beginning of December 1996, this strategy prevailed as interest rates declined about 30 basis points.

The following three months proved to be extremely volatile as economic reports suggested strength in the economy with benign inflation combined with the threat of a monetary tightening by the FRB. Our investment strategy shifted at this point to seek to manage the trading ranges the municipal market maintained during this time. Finally in late March 1997 when the FRB raised the Federal Funds rate by 25 basis points, interest rates broke out of the trading range in which they had vacillated. At this point our strategy shifted again because of the attractive level of interest rates. Therefore, we extended the portfolio's duration and again lowered cash reserves to minimal levels in anticipation of a decline in interest rates. This strategy proved correct as interest rates rallied during the last week of April and declined nearly 25 basis points very quickly. Looking forward, we anticipate a volatile market that will once again remain caught within a constrained trading range until the economy either moderates or accelerates even further.

In Conclusion
We appreciate your ongoing interest in MuniYield New York Insured Fund
II, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President


/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President


/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

June 6, 1997

We are pleased to announce that Roberto Roffo is responsible for the day-to-day management of MuniYield New York Insured Fund II, Inc. Mr.
Roffo has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and Portfolio Manager and was Assistant Portfolio Manager thereof from 1992 to 1996. Prior thereto, he was Operations Manager with State Street
Bank and Trust Company.








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PROXY RESULTS

During the six-month period ended April 30, 1997, MuniYield New York
Insured Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 12, 1996. The description of each proposal and number of shares voted are as follows:

                                                                   Shares   Shares Voted  Shares Voted
                                                                 Voted For     Against      Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the
   Agreement and Plan of Reorganization between the
   Fund, MuniVest New York Insured Fund, Inc. and
   MuniYield New York Insured Fund III, Inc.                      5,639,216    162,585       291,252
--------------------------------------------------------------------------------------------------------------
                                                                           Shares        Shares Voted
                                                                         Voted For     Without Authority
--------------------------------------------------------------------------------------------------------------
2. To consider and act upon a proposal to elect the
   following persons as Directors of the Fund:        James H. Bodurtha  10,416,118        467,147
                                                      Herbert I. London  10,416,118        467,147
                                                      Robert R. Martin   10,416,118        467,147
                                                      Arthur Zeikel      10,418,138        465,127
--------------------------------------------------------------------------------------------------------------
                                                                   Shares    Shares Voted  Shares Voted
                                                                 Voted For     Against       Abstain
--------------------------------------------------------------------------------------------------------------
3. In the event that proposal 1 has been approved by the
   requisite number of stockholders of each Fund and the
   Reorganization has taken place prior to October 31,
   1996, to consider and act upon a proposal to ratify the
   selection of Ernst & Young LLP as the independent
   auditors of the combined fund to serve for the Fund's
   current fiscal year.                                          10,304,970     90,185       488,110
--------------------------------------------------------------------------------------------------------------
                                                                    Shares   Shares Voted  Shares Voted
                                                                  Voted For     Against      Abstain
--------------------------------------------------------------------------------------------------------------
4. In the event that proposal 1 has not been approved by the requisite number of stockholders of each Fund and the
   Reorganization has not taken place prior to October 31, 1996, to consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent  auditors of the
   Fund to serve for the Fund's current fiscal year.             10,246,972     116,357      519,936
--------------------------------------------------------------------------------------------------------------
During the six-month period ended April 30, 1997, MuniYield
New York Insured Fund II, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders'
meeting on November 14, 1996. The description of each proposal and number of shares voted are as follows:
--------------------------------------------------------------------------------------------------------------
                                                                    Shares    Shares Voted  Shares Voted
                                                                  Voted For     Against       Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund, MuniVest New
   York Insured Fund, Inc. and MuniYield New York Insured
   Fund III, Inc.                                                    1,443        32             2
--------------------------------------------------------------------------------------------------------------
                                                                     Shares         Shares Voted
                                                                    Voted For     Without Authority
--------------------------------------------------------------------------------------------------------------
2. To consider and act upon a proposal to elect
   the following persons as Directors of
   the Fund:                                   James H. Bodurtha     2,621                43
                                               Herbert I. London     2,621                43
                                               Robert R. Martin      2,621                43
                                               Joseph L. May         2,621                43
                                               Andre F. Perold       2,621                43
                                               Arthur Zeikel         2,621                43
--------------------------------------------------------------------------------------------------------------
                                                                   Shares   Shares Voted  Shares Voted
                                                                  Voted For     Against     Abstain
--------------------------------------------------------------------------------------------------------------
3. In the event that proposal 1 has been approved by the
   requisite number of stockholders of each Fund and the
   Reorganization has taken place prior to October 31,
   1996, to consider and act upon a proposal to ratify the
   selection of Ernst & Young LLP as the independent auditors of the combined fund to serve for the Fund's current
   fiscal year.                                                     2,661          1             2
--------------------------------------------------------------------------------------------------------------
                                                                   Shares  Shares Voted  Shares Voted
                                                                 Voted For   Against       Abstain
--------------------------------------------------------------------------------------------------------------
4. In the event that proposal 1 has not been approved by the requisite number of stockholders of each Fund and the
   Reorganization has not taken place prior to October 31, 1996, to consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent  auditors of
   the Fund to serve for the Fund's current fiscal year.            2,579          9            76
--------------------------------------------------------------------------------------------------------------
During the six-month period ended April 30, 1997, MuniVest New York
Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
December 12, 1996. The description of each proposal and number of shares voted are as follows:
--------------------------------------------------------------------------------------------------------------
                                                                   Shares    Shares Voted  Shares Voted
                                                                 Voted For     Against       Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund, MuniYield New
   York Insured Fund II, Inc. and MuniYield New York Insured
   Fund III, Inc.                                                 3,804,971    98,370        177,275
--------------------------------------------------------------------------------------------------------------
                                                                      Shares       Shares Voted
                                                                     Voted For   Without Authority
--------------------------------------------------------------------------------------------------------------
2. To consider and act upon a proposal to
   elect the following persons as Directors
   of the Fund:                              Edward H. Meyer        6,851,507          163,613
                                             Jack B. Sunderland     6,851,507          163,613
                                             J. Thomas Touchton     6,851,507          163,613
                                             Arthur Zeikel          6,851,507          163,613
--------------------------------------------------------------------------------------------------------------
                                                                   Shares   Shares Voted   Shares Voted
                                                                 Voted For     Against       Abstain
--------------------------------------------------------------------------------------------------------------
3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the
   Fund to serve for the current fiscal year.                     6,717,361     64,425       233,334
--------------------------------------------------------------------------------------------------------------
During the six-month period ended April 30, 1997, MuniVest New York
Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
December 11, 1996. The description of each proposal and number of shares voted are as follows:
--------------------------------------------------------------------------------------------------------------
                                                                   Shares   Shares Voted  Shares Voted
                                                                 Voted For     Against      Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the
   Agreement and Plan of Reorganization between the Fund,
   MuniYield New York Insured Fund II, Inc. and MuniYield
   New York Insured Fund III, Inc.                                 1,041          12            30
--------------------------------------------------------------------------------------------------------------
                                                                       Shares      Shares Voted
                                                                     Voted For    Without Authority
--------------------------------------------------------------------------------------------------------------
2. To consider and act upon a proposal to
   elect the following persons as Directors
   of the Fund:                                 Donald Cecil            1,731          156
                                                M. Colyer Crum          1,731          156
                                                Edward H. Meyer         1,731          156
                                                Jack B. Sunderland      1,731          156
                                                J. Thomas Touchton      1,731          156
                                                Arthur Zeikel           1,731          156
--------------------------------------------------------------------------------------------------------------
                                                                   Shares   Shares Voted  Shares Voted
                                                                  Voted For     Against     Abstain
--------------------------------------------------------------------------------------------------------------
3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the
   Fund to serve for the current fiscal year.                         1,718         8           161
--------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 1997, MuniYield New York
Insured Fund III, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
December 12, 1996. The description of each proposal and number of shares voted are as follows:
--------------------------------------------------------------------------------------------------------------
                                                                    Shares  Shares Voted  Shares Voted
                                                                  Voted For   Against       Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund, MuniVest
   New York Insured Fund, Inc.and MuniYield New York Insured
   Fund II, Inc.                                                   1,876,333     42,827       98,630
--------------------------------------------------------------------------------------------------------------
                                                                       Shares         Shares Voted
                                                                      Voted For     Without Authority
--------------------------------------------------------------------------------------------------------------
2. To consider and act upon a proposal to
   elect the following persons as Directors
   of the Fund:                                  Edward H. Meyer      3,388,287         213,984
                                                 Jack B. Sunderland   3,388,287         213,984
                                                 J. Thomas Touchton   3,388,287         213,984
                                                 Arthur Zeikel        3,388,287         213,984
--------------------------------------------------------------------------------------------------------------
                                                                   Shares   Shares Voted  Shares Voted
                                                                 Voted For     Against      Abstain
--------------------------------------------------------------------------------------------------------------
3. To consider and act upon a proposal to ratify the
   selection of Ernst & Young LLP as the independent
   auditors of the Fund to serve for the current
   fiscal year.                                                   3,444,335      41,819      116,117
--------------------------------------------------------------------------------------------------------------
During the six-month period ended April 30, 1997, MuniYield New York
Insured Fund III, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders'
meeting on November 14, 1996. The description of each proposal and number of shares voted are as follows:
 --------------------------------------------------------------------------------------------------------------
                                                                    Shares  Shares Voted  Shares Voted
                                                                  Voted For    Against       Abstain
--------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund, MuniVest New
   York Insured Fund, Inc.and MuniYield New York Insured
   Fund II, Inc.                                                        557         12             2
--------------------------------------------------------------------------------------------------------------
                                                                        Shares       Shares Voted
                                                                      Voted For    Without Authority
--------------------------------------------------------------------------------------------------------------
2. To consider and act upon a proposal to
   elect the following persons as Directors
   of the Fund:                                Donald Cecil              990             10
                                               M. Colyer Crum            990             10
                                               Edward H. Meyer           990             10
                                               Jack B. Sunderland        990             10
                                               J. Thomas Touchton        990             10
                                               Arthur Zeikel             990             10
--------------------------------------------------------------------------------------------------------------
                                                                     Shares  Shares Voted Shares Voted
                                                                   Voted For   Against     Abstain
--------------------------------------------------------------------------------------------------------------
3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund
   to serve for the current fiscal year.                               994          0              6
--------------------------------------------------------------------------------------------------------------


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments.
To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit
Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




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

MuniYield New York Insured Fund II, Inc.                                                                           April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P     Moody's     Face                                                                                                    Value
Ratings Ratings    Amount                                                Issue                                          (Note 1a)

New York -- 98.6%

AAA    Aaa          $4,000   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                             Series RI-97-7, 7.17% due 12/15/2023 (f)(h)                                                   $4,050
AAA    Aaa           1,020   Buffalo, New York, GO, UT, Series B, 5.375% due 2/01/2014 (d)                                    983
                             Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds (c):
AAA    Aaa           2,990   Refunding, Series A, 6.125% due 7/01/2012                                                      3,087
AAA    Aaa          11,500   Refunding, Series B, 6.25% due 7/01/2017                                                      11,942
AAA    Aaa           8,650   Refunding, Series B, 6.25% due 7/01/2022                                                       8,952
AAA    Aaa           2,070   Series A, 6.375% due 7/01/2018                                                                 2,181
AAA    Aaa           1,400   Series A, 6.50% due 7/01/2024                                                                  1,494
                             Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Series A (c):
AAA    Aaa           3,500   5.25% due 4/01/2021                                                                            3,278
AAA    Aaa          20,735   5.25% due 4/01/2026                                                                           19,309
                             Metropolitan Transportation Authority, New York, Transportation Facilities Revenue Bonds:
AAA    Aaa           5,650   Series J, 6.375% due 7/01/2010 (b)                                                             6,031
AAA    Aaa           5,000   Series J, 6.50% due 7/01/2018 (b)                                                              5,354
AAA    Aaa           5,000   Series O, 6.375% due 7/01/2020 (c)                                                             5,245
AAA    Aaa           1,005   Mount Sinai, New York, Union Free School District, Refunding, GO, UT, 6.20%
                             due 2/15/2019 (d)                                                                              1,083
                             Nassau County, New York, GO, UT, Series P (b):
AAA    Aaa           3,250   6.50% due 11/01/2010                                                                           3,548
AAA    Aaa           3,685   6.50% due 11/01/2011                                                                           4,023
A1+    NR*           2,000   Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold Spring Harbor
                             Laboratory Project), VRDN, 4.35% due 7/01/2019 (a)                                             2,000
AAA    Aaa           2,000   Nassau County, New York, Refunding (Combined Sewer Districts), Series G, GO, UT,
                             5.40% due 1/15/2012 (c)                                                                        1,987
AAA    Aaa           2,500   New York City, New York, Educational Construction Fund Revenue Bonds, Junior
                             Sub-Lien, 5.50% due 4/01/2026 (d)                                                              2,402
                             New York City, New York, GO, UT:
BBB+   Baa1          5,000   Series B (Fiscal 92), 7.50% due 2/01/2006                                                      5,541
AAA    Aaa           2,000   Series B (Fiscal 92), 7% due 2/01/2017 (d)                                                     2,173
AAA    Aaa           2,000   Series B (Fiscal 92), 7% due 2/01/2018 (d)                                                     2,173
BBB+   Baa1          2,500   Series F, 5.75% due 2/01/2019                                                                  2,372
                             New York City, New York, IDA, Civic Facility Revenue Bonds:
A1+    NR*           1,600   (National Audubon Society), VRDN, 3.75% due 12/01/2014 (a)                                     1,600
AAA    Aaa          12,500   (USTA National Tennis Center Project), 6.375% due 11/15/2014 (f)                              13,303
A      A             5,000   New York City, New York, IDA, Special Facility Revenue Bonds, RITR, AMT,
                             Series RI-5, 6.945% due 1/01/2024 (h)                                                          4,975
                             New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                             Revenue Bonds:
AAA    Aaa           6,000   Refunding (Fiscal 1997), Series A, 5.375% due 6/15/2026 (f)                                    5,675
A-     A2            5,000   RIB, 6.825% due 6/15/2025 (h)                                                                  5,006
AAA    Aaa           1,760   Series A, 7% due 6/15/2001 (b)(g)                                                              1,925
AAA    Aaa           1,350   Series A - 1994, 7% due 6/15/2015 (b)                                                          1,455
A1+    VMIG1+        4,100   VRDN, Series A, 4.25% due 6/15/2025 (a)(b)                                                     4,100
A1+    VMIG1+        4,600   VRDN, Series C, 4.45% due 6/15/2023 (a)(b)                                                     4,600
                             New York State Dormitory Authority Revenue Bonds:
AAA    Aaa          11,165   (City University), Third Generation Reserves, Series 2, 6.875% due 7/01/2014 (c)              12,285
AAA    Aaa           3,000   (City University System), Third Resolution, Series 1, 6.25% due 7/01/2016 (d)                  3,138
AAA    Aaa           3,640   (City University System), Third Resolution, Series 1, 6.25% due 7/01/2020 (d)                  3,786
AAA    Aaa           6,290   (City University System), Third Resolution, Series 1, 6.30% due 7/01/2024 (d)                  6,565
AAA    Aaa           1,000   (Consolidated City University System), Second Generation, Series A, 5.75% due 7/01/2018 (f)    1,017
A1+    VMIG1+        9,400   (Cornell University), VRDN, Series B, 4.25% due 7/01/2025 (a)                                  9,400
BBB    Baa1          9,000   (Department of Health), 5.50% due 7/01/2025                                                    8,300
AAA    Aaa          12,500   (Mental Health Services Facilities Improvement), Series B, 5.125% due 8/15/2021 (c)           11,483
AAA    Aaa           6,000   (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (c)                            5,515
AAA    Aaa           1,000   Refunding (Colgate University), 6% due 7/01/2016 (c)                                           1,045
AAA    Aaa           3,765   Refunding (Mental Health Services Facilities Improvement), Series E, 5.25%
                             due 2/15/2018 (d)                                                                              3,547
AAA    Aaa           1,750   Refunding (Mount Sinai School of Medicine), 6.75% due 7/01/2009 (c)                            1,899
AAA    Aaa           4,500   Refunding (State University Educational Facilities), Series A, 5.875% due 5/15/2011 (b)        4,677
BBB+   Baa1          2,000   Refunding (State University Educational Facilities), Series B, 7% due 5/15/2016                2,128
AAA    Aaa           1,050   (Saint John's University), 6.875% due 7/01/2011 (d)                                            1,136
AAA    Aaa           2,250   (Saint Joseph's Health Hospital), 5.25% due 7/01/2018 (c)                                      2,118
BBB+   Baa1          6,000   (State University Educational Facilities), 5.50% due 5/15/2026                                 5,551
                             New York State Energy Research and Development Authority, Facilities Revenue Bonds
                             (Consolidated Edison Company Inc.), AMT, Series A:
AAA    Aaa           6,950   6.75% due 1/15/2027 (c)                                                                        7,332
AAA    Aaa           3,785   6.75% due 1/15/2027 (d)                                                                        3,993
                             New York State Energy Research and Development Authority, Gas Facilities Revenue
                             Bonds (Brooklyn Union Gas Company), AMT (c):
AAA    Aaa          12,000   Series A, 6.75% due 2/01/2024                                                                 12,948
AAA    Aaa           5,000   Series B, 6.75% due 2/01/2024                                                                  5,366
AAA    Aaa           3,600   New York State Energy Research and Development Authority, PCR, Refunding (Rochester
                             Gas and Electric Project), AMT, Series B, 6.50% due 5/15/2032 (c)                              3,742
A-     Aa            5,000   New York State Environmental Facilities Corporation, PCR, RITR, Series RI-1,
                             6.745% due 6/15/2014 (h)                                                                       5,081
A1+    NR*             200   New York State Environmental Facilities Corporation, Resource Recovery Revenue
                             Bonds (OFS Equity Huntington Project), VRDN, AMT, 4.50% due 11/01/2014 (a)                       200
AAA    Aaa          11,265   New York State Environmental Facilities Corporation, Special Obligation Revenue
                             Refunding Bonds (Riverbank State Park), 5.125% due 4/01/2022 (d)                              10,352
AAA    Aaa           1,800   New York State, HFA, Housing Project Mortgage Revenue Refunding Bonds, Series A,
                             6.10% due 11/01/2015 (f)                                                                       1,830
A1+    VMIG1+        2,100   New York State Local Government Assistance Corporation, VRDN, Series G,
                             4.50% due 4/01/2025 (a)                                                                        2,100
                             New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA    Aaa           2,790   (Health Center Project - Secured Mortgage), Series A, 6.375% due 11/15/2019 (d)                2,935
AAA    Aaa           3,000   (Mental Health), Series E, 6.50% due 8/15/2015 (f)                                             3,184
AAA    Aaa           4,330   (Mental Health), Series F, 6.50% due 8/15/2012 (f)                                             4,563
AAA    Aaa          12,850   (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (d)(e)                            13,987
AAA    Aaa          11,750   (New York Hospital Mortgage), Series A, 6.50% due 8/15/2029 (d)(e)                            12,456
AAA    Aaa           5,200   Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (c)                      5,407
                             New York State Mortgage Agency, Homeowner Mortgage:
NR*    Aa2           4,595   AMT, Series 50, 6.625% due 4/01/2025                                                           4,739
NR*    Aa2           1,000   AMT, Series 58, 6.40% due 4/01/2027                                                            1,017
AAA    Aaa           1,000   Series 43, 6.45% due 10/01/2017 (c)                                                            1,060
                             New York State Thruway Authority, General Revenue Bonds:
AAA    Aaa           6,700   Series B, 5% due 1/01/2020 (c)                                                                 5,974
AAA    VMIG1+        1,000   VRDN, 5% due 1/01/2024 (a)(b)                                                                  1,000
AAA    Aaa          11,000   New York State Thruway Authority, Highway and Bridge Trust Fund, UT, Series B,
                             6.25% due 4/01/2012 (b)                                                                       11,599
                             New York State Urban Development Corporation, Revenue Refunding Bonds:
AAA    Aaa           2,295   (Correctional Capital Facilities), Series A, 5.25% due 1/01/2014 (f)                           2,209
AAA    Aaa           8,675   (Correctional Facilities), 5.375% due 1/01/2012 (c)                                            8,515
AAA    Aaa           6,000   (Correctional Facilities), Series A, 5% due 1/01/2017 (d)                                      5,447
AAA    Aaa           1,000   Niagara Falls, New York, Water Treatment Plant, UT, AMT, 7.25% due 11/01/2010 (c)              1,157
                             North Hempstead, New York, GO, UT, Refunding, Series B (b):
AAA    Aaa           1,745   6.40% due 4/01/2013                                                                            1,916
AAA    Aaa             555   6.40% due 4/01/2017                                                                              607
                             Oswego County, New York, Public Improvement Bonds, UT:
NR*    A             1,100   6.70% due 6/15/2010                                                                            1,231
NR*    A             1,100   6.70% due 6/15/2011                                                                            1,232
NR*    A             1,100   6.70% due 6/15/2012                                                                            1,232
                             Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AAA    Aaa           2,000   71st Series, 6.50% due 1/15/2026 (b)                                                           2,109
AA-    A1            8,000   72nd Series, 7.35% due 10/01/2002 (g)                                                          9,013
AAA    Aaa           3,000   72nd Series, 7.40% due 10/01/2002 (d)(g)                                                       3,391
AA-    A1            5,000   109th Series (Fourth Installment), 5.375% due 1/15/2032                                        4,698
AAA    Aaa           4,000   Port Authority of New York and New Jersey, RITR, Series FR3-108th,
                             AMT, 6.885% due 1/15/2017 (f)(h)                                                               4,080
A1+    VMIG1+        1,200   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                             (Versatile Structure Obligation), VRDN, AMT, Series 1, 4.25% due 8/01/2028 (a)                 1,200
                             Syracuse, New York, COP (Syracuse Hancock International Airport), AMT (b):
AAA    Aaa           3,650   6.625% due 1/01/2012                                                                           3,872
AAA    Aaa           3,120   6.50% due 1/01/2017                                                                            3,255
A1+    VMIG1+        2,200   Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal Syracuse University
                             Project), VRDN, 4.25% due 3/01/2023 (a)                                                        2,200
                             Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds:
AAA    Aaa           4,000   Refunding, Series Y, 6.125% due 1/01/2021 (i)                                                  4,241
A+     Aa            6,150   Series B, 5.20% due 1/01/2027                                                                  5,654
                             Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding Bonds:
AAA    Aaa           6,575   6.25% due 1/01/2012 (d)                                                                        6,868
AAA    Aaa           6,975   Series A, 6.625% due 1/01/2017 (c)                                                             7,452
AAA    Aaa           1,000   Series B, 6.875% due 1/01/2015 (b)                                                             1,075
AAA    Aaa           2,000   Series B, 6.875% due 1/01/2015 (c)                                                             2,151
AAA    Aaa           5,150   Series B, 6.875% due 1/01/2015 (d)                                                             5,538
AAA    Aaa           5,000   Upper Mohawk Valley, Regional Water Finance Authority, New York, Water Systems
                             Revenue Refunding Bonds, Series A, 5.125% due 10/01/2026 (f)                                   4,565

Total Investments (Cost -- $425,278) -- 98.6%                                                                             441,210

Other Assets Less Liabilities -- 1.4%                                                                                       6,407
                                                                                                                         --------
Net Assets -- 100.0%                                                                                                     $447,617
                                                                                                                         ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is
    the rate in effect at April 30, 1997.
(b) FGIC Insured.
(c) MBIA Insured.
(d) AMBAC Insured.
(e) FHA Insured.
(f) FSA Insured.
(g) Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(i) CAPMAC Insured.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
COP  Certificates of Participation
GO   General Obligation Bonds
HFA  Housing Finance Agency
IDA  Industrial Development Authority
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
RITR Residual Interest Trust Receipts
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:               Investments, at value (identified cost -- $425,278,377) (Note 1a)                  $441,209,989
                      Cash                                                                                     46,554
                      Interest receivable                                                                   7,210,796
                      Deferred organization expenses (Note 1e)                                                  4,575
                      Prepaid expenses and other assets                                                        14,968
                                                                                                        -------------
                      Total assets                                                                        448,486,882
                                                                                                        -------------

Liabilities:          Payables:
                      Dividends to shareholders (Note 1f)                                      $459,452
                      Investment adviser (Note 2)                                               161,096       620,548
                                                                                           -------------
                      Accrued expenses and other liabilities                                                  249,388
                                                                                                        -------------
                      Total liabilities                                                                       869,936
                                                                                                        -------------

Net Assets:           Net assets                                                                         $447,616,946
                                                                                                        =============

Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,760 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                $144,000,000
                      Common Stock, par value $.10 per share (21,195,037 shares issued
                      and outstanding)                                                       $2,119,504
                      Paid-in capital in excess of par                                      305,895,835
                      Undistributed investment income -- net                                  1,600,962
                      Accumulated realized capital losses on investments -- net (Note 5)    (21,930,967)
                      Unrealized appreciation on investments -- net                          15,931,612
                                                                                           -------------
                      Total -- Equivalent to $14.32 net asset value per share of
                      Common Stock (market price -- $13.50)                                               303,616,946
                                                                                                        -------------
                      Total capital                                                                      $447,616,946
                                                                                                        =============
                      * Auction Market Preferred Stock.

                      See Notes to Financial Statements.





Statement of Operations

                                                                                                         For the Six
                                                                                                         Months Ended
                                                                                                        April 30, 1997

Investment Income     Interest and amortization of premium and discount earned                             $9,855,986
Note (1d):

Expenses:             Investment advisory fees (Note 2)                                        $856,191
                      Commission fees (Note 4)                                                  141,803
                      Transfer agent fees                                                        44,115
                      Professional fees                                                          34,968
                      Accounting services (Note 2)                                               24,822
                      Printing and shareholder reports                                           20,871
                      Listing fees                                                               13,342
                      Custodian fees                                                             11,099
                      Directors' fees and expenses                                                9,799
                      Pricing fees                                                                7,875
                      Amortization of organization expenses (Note 1e)                             1,962
                      Other                                                                      14,549
                                                                                           ------------
                      Total expenses                                                                        1,181,396
                                                                                                         ------------
                      Investment income -- net                                                              8,674,590
                                                                                                         ------------

Realized &            Realized gain on investments -- net                                                   1,326,217
Unrealized            Change in unrealized appreciation on investments -- net                              (4,382,194)
Gain (Loss) on                                                                                           ------------
Investments - Net     Net Increase in Net Assets Resulting from Operations                                 $5,618,613
(Notes 1b, 1d & 3)                                                                                       ============

                      See Notes to Financial Statements.





Statements of Changes in Net Assets                                                              For the Six    For the
                                                                                                Months Ended   Year Ended
                                                                                                  April 30,   October 31,
                                                                                                    1997          1996
                                                                                                ------------  ------------

Increase (Decrease) in Net Assets:

Operations:           Investment income -- net                                                    $8,674,590   $11,589,728
                      Realized gain (loss) on investments -- net                                   1,326,217    (1,623,682)
                      Change in unrealized appreciation on investments -- net                     (4,382,194)      479,529
                                                                                                ------------  ------------
                      Net increase in net assets resulting from operations                         5,618,613    10,445,575
                                                                                                ------------  ------------

Dividends to          Investment income -- net:
Shareholders          Common Stock                                                                (6,053,210)   (9,071,415)
(Note 1f):            Preferred Stock                                                             (1,844,154)   (2,557,268)
                                                                                                ------------  ------------
                      Net decrease in net assets resulting from dividends to shareholders         (7,897,364)  (11,628,683)
                                                                                                 ------------  ------------

Capital Stock         Net proceeds from issuance of Common Stock resulting from reorganization   144,424,050            --
Transactions          Proceeds from issuance of Preferred Stock resulting from reorganization     74,000,000            --
(Note 4):                                                                                       ------------  ------------
                      Net increase in net assets derived from capital stock transactions         218,424,050            --
                                                                                                ------------  ------------

Net Assets:           Total increase (decrease) in net assets                                    216,145,299    (1,183,108)
                      Beginning of period                                                        231,471,647   232,654,755
                                                                                                ------------  ------------
                      End of period*                                                            $447,616,946  $231,471,647
                                                                                                ============  ============
                      * Undistributed investment income -- net                                    $1,600,962      $823,736
                                                                                                ============  ============
                      See Notes to Financial Statements.





Financial Highlights

                                                               For the
                                                                 Six
                                                                Months
The following per share data and ratios have been derived       Ended                      For the Year Ended
from information provided in the financial statements.         April 30,                        October 31,
                                                                 1997          1996          1995          1994          1993

Increase (Decrease) in Net Asset Value:

Per Share              Net asset value,
Operating              beginning of period                       $14.53        $14.63        $13.13        $15.89        $13.43
Performance:                                                   --------      --------      --------      --------      --------
                       Investment income -- net                     .53          1.04          1.07          1.07          1.11
                       Realized and unrealized
                       gain (loss) on investments -- net           (.20)         (.09)         1.50         (2.76)         2.46
                                                               --------      --------      --------      --------      --------
                       Total from investment operations             .33           .95          2.57         (1.69)         3.57
                                                               --------      --------      --------      --------      --------
                       Less dividends and distributions
                       to Common Stock shareholders:
                       Investment income -- net                    (.41)         (.82)         (.84)         (.87)         (.91)
                       Realized gain on
                       investments -- net                            --            --            --          (.01)           --
                                                               --------      --------      --------      --------      --------
                       Total dividends and distributions
                       to Common Stock shareholders                (.41)         (.82)         (.84)         (.88)         (.91)
                                                               --------      --------      --------      --------      --------
                       Capital charge resulting from
                       issuance of Common Stock                    (.02)           --            --            --            --
                                                               --------      --------      --------      --------      --------
                       Effect of Preferred Stock
                       activity:+
                       Dividends and distributions
                       to Preferred
                       Stock shareholders:
                       Investment income -- net                    (.11)         (.23)         (.23)         (.19)         (.20)
                       Realized gain on                        --------      --------      --------      --------      --------
                       investments -- net                            --            --            --           --+++++        --
                                                               --------      --------      --------      --------      --------
                       Total effect of Preferred
                       Stock activity                              (.11)         (.23)         (.23)         (.19)         (.20)
                                                               --------      --------      --------      --------      --------
                       Net asset value, end of
                       period                                    $14.32        $14.53        $14.63        $13.13        $15.89
                                                               ========      ========      ========      ========      ========
                       Market price per share,
                       end of period                             $13.50       $13.375        $13.25        $11.00        $15.25
                                                               ========      ========      ========      ========      ========

Total Investment       Based on market
Return:**              price per share                             4.08%++++     7.28%        28.61%       (22.96%)       17.90%
                                                               ========      ========      ========      ========      ========
                       Based on net asset
                       value per share                             1.62%++++     5.55%        18.96%       (11.75%)      (25.77%)
                                                               ========      ========      ========      ========      ========

Ratios to Average      Expenses,
Net Assets:***         net of reimbursement                         .69%*         .71%          .74%          .74%          .62%
                                                               ========      ========      ========      ========      ========
                       Expenses                                     .69%*         .71%          .74%          .74%          .70%
                                                               ========      ========      ========      ========      ========
                       Investment income -- net                    5.10%*        5.00%         5.27%         5.09%         5.25%
                                                               ========      ========      ========      ========      ========

Supplemental           Net assets,
Data:                  net of Preferred Stock, end of period
                       (in thousands)                          $303,617      $161,472      $162,655      $145,977      $176,595
                                                               ========      ========      ========      ========      ========
                       Preferred Stock outstanding,
                       end of period
                       (in thousands)                          $144,000       $70,000       $70,000       $70,000       $70,000
                                                               ========      ========      ========      ========      ========
                       Portfolio turnover                         58.18%       118.28%       110.76%        36.79%         3.33%
                                                               ========      ========      ========      ========      ========

Leverage:              Asset coverage per $1,000                 $3,108        $3,307        $3,324        $3,085        $3,523
                                                               ========      ========      ========      ========      ========

Dividends Per Share    Series A --
On Preferred Stock     Investment income -- net                    $417          $913          $910          $759          $809
Outstanding:++                                                 ========      ========      ========      ========      ========
                       Series B --
                       Investment income -- net                    $214            --            --            --            --
                                                               ========      ========      ========      ========      ========
                       Series C --
                       Investment income -- net                    $257            --            --            --            --
                                                               ========      ========      ========      ========      ========

                       *     Annualized.
                       **    Total investment returns based on market value, which
                             can be significantly greater or lesser than the net asset
                             value, may result in substantially different returns.
                             Total investment returns exclude the effects of sales loads.
                       ***   Do not reflect the effect of dividends to Preferred
                             Stock shareholders.
                       +     The Fund's Preferred Stock was issued on
                             September 16, 1992 (Series A) and January 27, 1997
                             (Series B and Series C).
                       ++    Dividends per share have been adjusted to reflect a two-
                             for-one stock split that occurred on December 1, 1994.
                       ++++  Aggregate total investment return.
                       +++++ Amount is less than $.01 per share.

                             See Notes to Financial Statements.




MuniYield New York Insured Fund II, Inc.                   April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities and securities acquired through the reorganization, for the six months ended April 30, 1997 were $194,810,093 and $203,341,441, respectively.

Net realized and unrealized gains as of April 30,1997 were as follows:

                                 Realized     Unrealized
                                  Gains         Gains

Long-term investments          $1,326,217     $15,931,612
                               ----------     -----------
Total                          $1,326,217     $15,931,612
                               ==========     ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $15,931,612, of which $17,146,932 related to appreciated securities and $1,215,320 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $425,278,377.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding increased by 10,080,205, to 21,195,037 pursuant to a plan of reorganization. At April 30, 1997, total paid-in capital amounted to $308,015,339.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 4.05%; Series B, 4.10%; and Series C, 3.75%.

In addition, AMPS shares increased by 2,960 pursuant to a plan of reorganization. As a result, as of April 30, 1997, there were 5,760 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $74,113 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $4,728,000, of which $1,841,000 expires in 2002, $1,775,000 expires in 2003 and $1,112,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Acquisition of MuniYield New York Insured Fund III, Inc. and MuniVest New York Insured Fund, Inc.:
On January 27, 1997, MuniYield New York Insured Fund II, Inc. acquired all of the net assets of MuniYield New York Insured Fund III, Inc. and MuniVest New York Insured Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,688,900 Common Stock shares and 1,000 AMPS shares of MuniYield New York Insured Fund III, Inc., and 7,204,432 Common Stock shares and 1,960 AMPS shares of MuniVest New York Insured Fund, Inc. for 10,080,205 Common Stock shares and 2,960 AMPS shares of MuniYield New York Insured Fund II, Inc. MuniYield New York Insured Fund III, Inc.'s net assets on that date of $77,037,487, including $2,948,846 of unrealized appreciation and $2,421,657 of accumulated net realized capital losses, and MuniVest New York Insured Fund, Inc.'s net assets on that date of $141,743,167, including $5,555,384 of unrealized appreciation and $13,770,042 of accumulated net realized capital losses, were combined with those of MuniYield New York Insured Fund II, Inc.
The aggregate net assets of MuniYield New York Insured Fund II, Inc. immediately after the acquisition amounted to $448,419,691.

7. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075364 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYT